                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A Member of Lincoln Financial Group(R)


[GRAPHIC OMITTED]



FIXED INCOME | Semiannual Report
               2002









               DELAWARE
               American Government Bond Fund



[GRAPHIC OMITTED] POWERED BY RESERACH.(SM)

A Commitment
  to Our Investors


Experience

o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance

o    We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service

o    We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed approximately $86 billion in assets as of December 31, 2001.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(c)Delaware Distributors, L.P.


Table
   of Contents

Letter to Shareholders                                                   1

Portfolio Management Review                                              3

New at Delaware                                                          5

Performance Summary                                                      6

Financial Statements:

    Statement of Net Assets                                              7

    Statement of Operations                                             10

    Statements of Changes in Net Assets                                 11

    Financial Highlights                                                12

    Notes to Financial Statements                                       16

Letter                                    Delaware American Government Bond Fund
  to Shareholders                         February 12, 2002


Recap of Events

The six months ended January 31, 2002 was a complex period for investors in fixed-income securities. The events of September 11 and its aftermath created concerns about corporate bond credit quality, resulting in increased market volatility throughout the fixed-income marketplace.

Volatility was particularly acute throughout the fixed-income markets after October 31, when the U.S. Treasury announced that it would no longer issue 30-year bonds. Immediately after that announcement, yields on outstanding long-term debt dropped sharply as investors demanding long bonds were able to look only to the existing supply.

Uncertainty regarding the outlook for the economy was also a significant factor contributing to volatility in recent months. Late in the period, yields on high-quality fixed income securities rebounded sharply, as signs emerged that the U.S. economy might be more resilient than some investors had feared. For the first time in a year, the Federal Reserve left short-term interest rates unchanged at its January 30 meeting. In doing so, the Fed noted that economic activity in the U.S. had begun to firm, even though weakness remains a threat in the near-term.

Despite a growing consensus that the recession may now be ending, other concerns have recently stifled confidence regarding an end to the broader, global economic slowdown. With news of accounting irregularities dominating business headlines, many investors showed concern that similar problems could affect more large issuers. The result was a weak stock market and corporate credit rating downgrades in late January 2002, which drove daily bond price volatility to new heights.

Delaware American Government Bond Fund returned +3.15% (Class A shares at net asset value with distributions reinvested) during the six months ended January 31, 2002, beating the +3.06% gain made by the Lehman Brothers Government Bond Index over the same period. Returns also beat the +2.63% gain made by the Lipper General U.S. Government Funds Average during the same period.

Market Outlook

Five months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak. The economy currently appears set for recovery based on the Fed's aggressive monetary policy. Still, the timing and strength of a recovery remains open for debate, and the Federal Reserve remains inclined to cut interest rates further.

In the current low interest rate environment, we think Delaware American Government Bond Fund is an attractive vehicle for investors with intermediate or long-term financial goals who may feel disheartened by the low yields frequently found in the marketplace. With its intermediate-range average maturity and a focus on highly rated investments, we believe the Fund's strategy makes it attractive regardless of the current market environment. For more information on whether Delaware American Government Bond Fund is suitable for you given your investment goals, please contact your financial advisor.

Total Return
For the period ended January 31, 2002                          Six Months

Delaware American Government Bond Fund-- Class A Shares          +3.15%
-----------------------------------------------------------------------
Lipper General U.S. Government Funds Average (165 funds)         +2.63%
Lehman Brothers Government Bond Index                            +3.06%
U.S. Consumer Price Index                                        -0.23%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper General U.S. Government Funds Average represents the average return of all active U.S. government funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers Government Bond Index is an unmanaged index that generally tracks the performance of U.S. government bonds. The U.S. Consumer Price Index is calculated by the U.S. Department of Labor and represents the change in the price of goods and services for all urban consumers. You cannot invest directly in an index. Past performance is not a guarantee of future results.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach, and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to receive your fund materials, including these reports, electronically instead of via U.S. mail. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which we are offering in response to shareholder requests.


Sincerely,

/s/ CHARLES E. HALDEMAN, JR.

Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ DAVID K. DOWNES

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                 Delaware American Government Bond Fund
   Management Review                      February 12, 2002


Fund Managers
Paul Grillo
Senior Portfolio Manager

Steven R. Cianci
Senior Portfolio Manager

The Fund's Results

The six months ended January 31, 2002 were demanding for bond investors, as the events of September 11 injected much volatility into the fixed-income markets. Delaware American Government Bond Fund was able to maintain competitive despite a general decline in interest rates throughout most of the period. The Fund's 30-day SEC yield as of January 31, 2002 was 4.39% (for Class A shares).

Total return for Delaware American Government Bond Fund during the six-month period was +3.15% (Class A shares at net asset value with distributions reinvested), or approximately half of a percentage point greater than the return of our peer in the Lipper General U.S. Government Funds Average.

Just after the Fund's new fiscal year began in August, the Fed made another in a long series of interest rate cuts and warned about further economic weakness. Treasury bonds rallied in August and refinancing concerns clearly caused many investors to demand more of a premium from mortgage securities.

Throughout autumn of 2001, our markets remained uncommonly volatile as stocks rallied, interest rates dropped and the economic picture remained unclear. Short-term interest rates fell throughout the remainder of 2001, as the Federal Reserve attempted to spark an economy that fell into its first recession in a decade during the year. The interest rate cuts enacted in November and December became necessary following signs of additional economic weakness that was brought about on September 11.

Only at its meeting on January 30, 2002 did the Fed leave its interest rate target unchanged. That decision marked the Fed's first meeting in more than a year in which interest rates were not cut.

Portfolio Highlights

In managing Delaware American Government Bond Fund, we seek to provide a high, stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity.

When Treasuries began rallying in August, we were expecting interest rates to fall further throughout the remainder of 2001 and money market rates to become very unattractive as a result. In anticipation of these events, we held significant weightings in the high-quality parts of the market that we felt would benefit.

This positioning generally benefited the Fund in the coming months, as investors sought high-quality issues in the wake of September 11 and Treasury yields declined sharply. One of our strategies during this period was to purchase high-quality corporate bonds that we felt would become attractive as demand increased for highly-rated issues.

In an effort to decrease risk in a volatile environment, we also decreased the Fund's duration after September 11, so that it was slightly below the peer group average. Duration is an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates.

As autumn of 2001 progressed, fixed-income markets remained extremely volatile. For example, during November, the 10-year U.S. Treasury note took a one-month roller coaster ride, its yield moving from 4.23% to 5.02%, and then back down to 4.75%. Interest rates also fluctuated during this period and investors struggled to get a clear sense of the economic outlook for early 2002 and beyond.

As the new year begins, we remain positioned to take advantage of the high-quality "spread sectors" of the fixed-income markets, which include the various forms of non-Treasury debt. Looking ahead, we expect to focus on these sectors in the near-term future, and to retain our current defensive stance with regard to interest rates.

Outlook

In our opinion, an economic rebound is imminent, but the timing and potential strength of that recovery is still unclear. Although interest rate cuts appear to have ceased, short-term rates remain low and we feel our markets may have further upside potential with regard to total return.

We believe the Fund is well-positioned as we enter 2002. We have remained focused on high-quality parts of our markets that provide competitive yields. We think Delaware American Government Bond Fund has proven to be an excellent vehicle in recent years for intermediate- and long-term investors searching for competitive yield.

Delaware American Government Bond Fund
Asset Allocation
As of January 31, 2002

                                                                 Percentage
Asset                                                          of Net Assets
--------------------------------------------------------------------------------
    Agency Mortgage-Backed Securities                              34.62%

    U.S. Treasury Obligations                                      28.30%

    Asset-Backed Securities                                        10.56%

    Collateralized Mortgage Obligations                            10.11%

    Corporate Bonds                                                 9.16%

    Agency Obligations                                              5.66%

    Other                                                           1.59%

New
  at Delaware


--------------------------------------------------------------------------------
Simplify your life. Sign up for Delaware's new eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Online account access users can now receive fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:

1.   Go to www.delawareinvestments.com/edelivery

2.   Follow the directions to register.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.


                                                           [GRAPHIC OMITTED]
                                                           DELAWARE
                                                           e:delivery
                                                           ONLINE, ALL THE TIME
--------------------------------------------------------------------------------

Delaware
  American Government Bond Fund


Fund Basics

As of January 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
To provide high current income consistent with safety of principal.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$210.97 million
--------------------------------------------------------------------------------
Number of Holdings:
263
--------------------------------------------------------------------------------
Fund Start Date:
August 16, 1985
--------------------------------------------------------------------------------
Your Fund Managers:
Paul Grillo joined Delaware Investments in 1993, after serving as a mortgage strategist and trader at Dreyfus Corporation. He holds a bachelor's degree from North Carolina State University and an MBA from Pace University. Mr. Grillo is also a CFA charterholder.

Stephen R. Cianci joined Delaware Investments in 1992. He holds both a BS and an MBA from Widener University. He became co-manager of the Fund in January 1999. Mr. Cianci is an Adjunct Professor of finance at Widener University and is a CFA charterholder.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A: DEGGX
Class B: DEGBX
Class C: DUGCX

Fund Performance

Average Annual Total Returns

Through January 31, 2002            Lifetime    10 Years   Five Years   One Year
------------------------            --------    --------   ----------   --------
Class A (Est. 8/16/85)
Excluding Sales Charge                +7.04%      +5.78%      +6.44%      +6.71%
Including Sales Charge                +6.72%      +5.26%      +5.41%      +1.59%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge                +5.35%                  +5.69%      +5.94%
Including Sales Charge                +5.35%                  +5.37%      +1.94%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                +5.23%                  +5.69%      +5.94%
Including Sales Charge                +5.23%                  +5.69%      +4.94%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime (since 8/16/85), 10-year, five-year, and one-year periods ended January 31, 2002 for Delaware American Government Bond Fund's Institutional Class were +7.29%, +6.09%, +6.75%, and +7.02%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware American Government Bond Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DUGIX

Statement                                 Delaware American Government Bond Fund
  of Net Assets                           January 31, 2002 (Unaudited)

                                                    Principal         Market
                                                      Amount       Value (U.S.$)
                                                   -----------     -------------
Agency Mortgage-Backed Securities - 34.62%
--------------------------------------------------------------------------------
Fannie Mae
    6.00% 8/1/16 to 12/1/16                        $ 6,438,663       $ 6,503,049
    6.50% 1/1/15 to 2/1/32                          18,694,296        18,914,101
    7.00% 9/1/28 to 12/1/31                          4,127,205         4,223,936
    7.50% 12/1/30 to 1/1/32                          3,715,537         3,867,741
    8.00% 2/1/30                                       498,720           526,150
    9.00% 5/1/10                                       801,565           871,452
    10.00% 7/1/20 to 5/1/22                            450,475           501,778
    10.50% 6/1/30                                      200,485           223,165
    10.75% 9/1/11                                       22,746            25,632
Freddie Mac
    6.50% 7/1/29                                     1,591,621         1,609,030
    8.00% 5/1/11                                     3,393,645         3,584,537
    8.50% 12/1/09                                      319,174           340,319
    9.00% 12/1/05                                      246,653           255,209
    10.00% 1/1/19                                      142,801           159,000
    10.25% 4/1/08                                        4,185             4,517
    11.50% 4/1/11 to 3/1/16                            667,118           763,118
    12.00% 12/1/10                                      10,281            11,612
Freddie Mac Gold
    6.50% 7/1/31                                     1,965,418         1,982,001
    8.00% 1/17/09                                    1,381,832         1,467,784
GNMA
    6.00% 11/20/28                                   1,502,675         1,479,195
    6.50% 7/15/14 to 2/20/30                         4,746,570         4,811,302
    7.50% 9/20/30                                    1,520,130         1,582,361
    8.00% 1/15/17 to 5/15/30                           448,919           474,383
    9.50% 9/15/17                                      217,622           242,105
    10.00% 3/15/16                                      24,982            28,081
    11.00% 3/15/13                                      49,690            56,429
    11.50% 3/15/13 to 10/20/14                         140,457           161,049
    12.00% 3/20/15                                      12,125            14,137
GNMA S.F
    6.50% 9/15/31                                    3,446,917         3,481,386
    7.50% 12/15/23 to 12/15/31                       7,810,310         8,182,465
    9.50% 8/15/21 to 3/15/23                           494,230           549,934
GNMA I GPM
    11.00% 2/15/10 to 1/15/11                           94,956           106,935
    11.75% 8/15/13                                     246,039           282,176
    12.00% 1/15/13                                      10,554            12,170
    12.25% 3/15/14                                      63,440            73,352

                                                    Principal         Market
                                                      Amount       Value (U.S.$)
                                                   -----------     -------------

Agency Mortgage-Backed Securities (continued)
--------------------------------------------------------------------------------
GNMA I S.F
  9.50% 10/15/19                                     $    21,656     $    24,099
  10.00% 1/15/18 to 9/15/18                              158,191         178,162
  11.00% 12/15/09 to 9/15/15                             600,092         683,450
  11.50% 7/15/15                                          52,599          60,982
  12.00% 12/15/12 to 12/15/15                          1,503,780       1,760,796
  12.50% 5/15/10 to 1/15/16                              261,506         306,111
GNMA II
  8.00% 6/20/30                                          667,894         703,376
  9.00% 3/20/02 to 10/20/05                              168,230         175,599
  10.00% 12/20/02 to 6/20/21                             489,480         549,603
  10.50% 3/20/16 to 7/20/21                              232,314         264,849
  11.00% 5/20/15 to 7/20/19                               76,567          87,941
  11.50% 10/20/15                                          6,335           7,308
  12.00% 1/20/14 to 6/20/14                               77,027          89,445
  12.50% 10/20/13 to 12/20/13                            280,864         327,809
GNMA II GPM
  10.25% 3/20/18                                          11,727          13,201
  10.75% 1/20/16 to 2/20/18                              156,360         178,002
  12.00% 11/20/13                                          3,238           3,739
GNMA II S.F
  12.00% 5/20/14 to 5/20/15                              107,504         125,080
  12.50% 5/20/14 to 7/20/15                              103,453         121,137
                                                                      ----------
Total Agency Mortgage-Backed Securities
  (cost $69,952,526)                                                  73,032,279
                                                                      ----------

U.S. Treasury Obligations - 28.30%
--------------------------------------------------------------------------------
U.S. Treasury Bond
  5.375 2/15/31                                       13,290,000      13,177,872
  8.00% 11/15/21                                         820,000       1,045,372
  8.125 8/15/21                                        1,000,000       1,286,719
  8.50% 2/15/20                                          500,000         659,141
  8.875% 8/15/17                                       3,290,000       4,398,964
  9.25% 2/15/16                                        4,510,000       6,143,996
 *10.375% 11/15/12                                    17,545,000      22,455,546
U.S. Treasury Inflation Index
  3.375% 4/15/32                                       3,283,160       3,230,326
  3.625% 1/15/08                                         768,656         784,750
U.S. Treasury Note 5.00% 8/15/11                       5,565,000       5,552,829
U.S. Treasury Strip-Principal
  6.125% 8/15/07                                       1,250,000         962,398
                                                                     -----------
Total U.S. Treasury Obligations
  (cost $59,209,002)                                                  59,697,913
                                                                     -----------

Statement                                 Delaware American Government Bond Fund
  of Net Assets (continued)

                                                    Principal         Market
                                                      Amount       Value (U.S.$)
                                                   -----------     -------------

Asset-Backed Securities - 10.56%
--------------------------------------------------------------------------------
Centex Home Equity 6.41% 2/25/30                      $ 2,355,000    $ 2,387,512

Citibank Credit Card
   Master Trust Series
   99-7 A 6.65% 11/15/06                                   50,000         53,187
Citibank Credit Cards
   Issuance Trust Series
   01-A8 4.10% 12/7/06                                  1,580,000      1,579,526
DVI Receivables 5.81% 4/11/09                             260,000        266,663
Freddie Mac Structured Pass Through
   Securities Series T-11 A5
   6.50% 1/25/15                                        1,400,000      1,456,854
Freddie Mac Structured Pass Through
   Securities Series T-11 A6
   6.50% 9/25/18                                        3,000,000      3,114,300
MBNA Credit Card Master Note Trust
   2002-A1 4.95% 9/15/09                                2,000,000      1,990,200
Peoplefirst.com Auto Receivable
   Trust Series 2000-2 A4
   6.43% 9/15/07                                        1,000,000      1,046,149
PSE&G Transition Funding
   5.98% 6/15/08                                          245,000        255,335
Residential Asset Securities
   Series 2000-KS4 Class AI3
   7.355% 1/25/26                                       2,560,000      2,635,103
Sallie Mae Student Loan Trust
   97-1 A2 2.4024% 1/25/10                              4,500,000      4,492,369
Sallie Mae Student Loan Trust Series
   98-1 A1 2.5424% 1/25/07                              3,003,473      3,009,886
                                                                     -----------
Total Asset-Backed Securities
    (cost $22,091,914)                                                22,287,084
                                                                     -----------
Collateralized Mortgage Obligations - 10.11%
--------------------------------------------------------------------------------
Collateralized Mortgage Securities
   Series F Class 4 11.45% 11/1/15                         86,893         87,397
Fannie Mae
   7.00% 11/1/10                                           33,838         35,056
   9.00% 6/25/18                                            9,874         10,570
   11.50% 5/1/09                                          712,825        792,878
   12.00% 5/1/09 to 7/1/18                              1,453,221      1,644,353
Fannie Mae 1998-W3 6.50% 7/25/28                        1,000,000      1,040,320
Fannie Mae Interest Strip
   D-2 11.00% 4/1/09                                      748,002        824,088
Fannie Mae Interest Strip
   F 2 11.50% 5/1/09                                      388,605        433,383
Freddie Mac Series 2303
   Class CW 8.50% 11/15/24                              7,250,000      7,864,510
Freddie Mac
   Series 2312 IRP 6.50%                                3,000,000      3,096,720
   2/15/25-00
GNMA Series 1998-9
   Class B 6.85% 12/20/25                               1,980,000      2,052,725
Residential Funding Mortgage Security
   Series 1999-S10 A1 6.25% 4/25/14                     2,392,086      2,462,605

                                                    Principal         Market
                                                      Amount       Value (U.S.$)
                                                   -----------     -------------

Collateralized Mortgage Obligations (continued)
--------------------------------------------------------------------------------
   Travellers Mortgage Securities
     Series 1- Z2 12.00% 3/1/14                        $   911,012   $   986,957
                                                                     -----------
Total Collateralized Mortgage Obligations
 (cost $20,902,331)                                                   21,331,562
                                                                     -----------
Corporate Bonds - 9.16%
--------------------------------------------------------------------------------
Banking, Finance & Insurance - 7.26%
   Allstate Corporation 5.375% 12/1/06                   2,000,000     2,004,664
   BB&T 6.50% 8/1/11                                     1,900,000     1,929,522
   Boeing Capital 6.50% 2/15/12                            500,000       503,310
   Commercial Credit 10.00% 5/15/09                      1,500,000     1,838,462
   GMAC 6.125% 2/1/07                                    2,000,000     1,986,008
   John Hancock 5.625% 12/1/08                             520,000       514,432
   RBSG Capital 10.125% 3/1/04                           1,908,000     2,118,887
   Salomon Smith Barney Holdings
     5.875% 3/15/06                                        700,000       718,406
   US Bank National Association
     6.30% 2/4/14                                        2,685,000     2,701,915
     6.375% 8/1/11                                       1,000,000     1,018,145
                                                                     -----------
                                                                      15,333,751
                                                                     -----------
   Food, Beverage & Tobacco - 0.49%
     Heinz (H.J.) 144A 6.625% 7/15/11                    1,000,000     1,026,938
                                                                     -----------
                                                                       1,026,938
                                                                     -----------
   Industrial Machinery - 0.50%
     Alcan 7.25% 3/15/31                                 1,000,000     1,052,883
                                                                     -----------
                                                                       1,052,883
                                                                     -----------
   Metals & Mining - 0.47%
     Alcoa 6.00% 1/15/12                                 1,000,000       988,192
                                                                     -----------
                                                                         988,192
                                                                     -----------
   Telecommunications - 0.44%
     Cingular Wireless 144A 5.625% 12/15/06                525,000       526,642
     Singtel 144A 7.375% 12/1/31                           390,000       405,146
                                                                     -----------
                                                                         931,788
                                                                     -----------
   Total Corporate Bonds
     (cost $19,260,116)                                               19,333,552
                                                                     -----------
Agency Obligations - 5.66%
--------------------------------------------------------------------------------
   Federal Home Loan Bank
     4.125% 1/14/05                                      2,000,000     2,008,208
     5.75% 1/15/12                                       8,495,000     8,532,514
   Resolution Funding Strip
  ** 5.459% 12/15/17                                     3,664,000     1,407,247
                                                                     -----------
Total Agency Obligations
   (cost $12,051,395)                                                 11,947,969
                                                                     -----------

Statement                                 Delaware American Government Bond Fund
   of Net Assets (continued)



                                                    Principal         Market
                                                      Amount       Value (U.S.$)
                                                   -----------     -------------
Commercial Mortgage-Backed Securities - 2.36%
--------------------------------------------------------------------------------
   Commercial Series 01 - C3 A2
          6.365% 12/15/28                         $   2,705,000    $   2,754,484
   Commercial Series 00-C1 A1
          7.206% 9/15/08                              1,971,447        2,098,975
   First Union National Bank
          Commercial Mortgage Series
          99-C4 A1 7.184% 9/15/08                       116,052          122,723
                                                                   -------------
Total Commercial Mortgage-
   Backed Securities (cost $4,876,413)                                 4,976,182
                                                                   -------------
Municipal Bond - 0.65%
   Cook County, Illinois,
          Chicago Heights School District,
          Taxable-Series B 13.15%
          12/1/05 (AMBAC)                             1,055,000        1,368,546
                                                                   -------------
Total Municipal Bond
   (cost $1,273,489)                                                   1,368,546
                                                                   -------------
Total Market Value of Securities - 101.42%
   (cost $209,617,186)                                               213,975,087
Liabilities Net of Receivables
   and Other Assets - (1.42%)                                        (3,002,803)
                                                                   -------------

Net Assets Applicable to
   27,705,079 Shares Outstanding - 100.00%                         $ 210,972,284
                                                                   -------------

Net Asset Value--Delaware American
   Government Bond Fund Class A
   ($126,354,261 / 16,592,971 Shares)                             $        7.61
                                                                  -------------
Net Asset Value--Delaware American
   Government Bond Fund Class B
   ($37,847,763 / 4,970,200 Shares)                               $        7.61
                                                                  -------------
Net Asset Value--Delaware American
   Government Bond Fund Class C
   ($8,105,394 / 1,064,412 Shares)                                $        7.61
                                                                  -------------
Net Asset Value--Delaware American
   Government Bond Fund Institutional Class
   ($38,664,866 / 5,077,496 Shares)                               $        7.61
                                                                  -------------
Components of net assets at January 31, 2002:
Shares of beneficial interest
   (unlimited authorization-- no par)                             $ 249,783,959
Distributions in excess of net investment income                     (2,331,093)
Accumulated net realized loss on investments                        (40,874,113)
Net unrealized appreciation of investments                            4,393,531
                                                                  -------------
Total net assets                                                  $ 210,972,284
                                                                  -------------
Summary of Abbreviations:

AMBAC - Insured by the AMBAC Indemnity Corporation
GNMA - Government National Mortgage Association
GPM - Graduate Payment Mortgage
S.F. - Single Family
TBA - To be announced


*    Fully or partially pledged as collateral for financial futures contracts.

** Zero coupon bond as of January 31, 2002. The interest rate shown is the effective yield as of January 31, 2002

Net Asset Value and Offering Price Per Share -
   Delaware American Government Bond Fund
Net asset value Class A (A)                                                $7.61
Sales charge (4.75% of offering price, or 4.99%
   of amount invested per share) (B)                                        0.38
                                                                           -----
Offering price                                                             $7.99
                                                                           -----

(A) Net asset value per share, as illustrated, is the estimate amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.


See accompanying notes

Statement                              Delaware American Government Bond Fund
  of Operations                        Period Ended January 31, 2002 (Unaudited)

Investments Income:
   Interest                                                                          $ 5,542,131
                                                                                     -----------
Expenses:
   Management fees                                                     $   559,643
   Dividend disbursing and transfer agent fees and expenses                457,200
   Distribution expense - Class A                                          186,365
   Distribution expense - Class B                                          175,731
   Distribution expense - Class C                                           38,182
   Reports and statements to shareholders                                   58,608
   Registration fees                                                        57,967
   Accounting and administration fees                                       39,498
   Professional fees                                                        15,855
   Trustees' fees                                                            7,200
   Custodian fees                                                              993
   Taxes (other than taxes on income)                                          240
   Other expenses                                                           17,350     1,614,832
                                                                       -----------   -----------
   Less expenses paid indirectly                                                          (3,443)
   Less expenses absorbed or waived                                                     (447,818)
                                                                                     -----------
   Total expenses                                                                      1,163,571
                                                                                     -----------
Net Investment Income                                                                  4,378,560
                                                                                     -----------
Net Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain on:
       Investments                                                                     1,977,431
       Futures contracts                                                                 984,069
       Swap Agreement                                                                     10,088
                                                                                     -----------
   Net realized gain                                                                   2,971,588
   Net change in unrealized appreciation/depreciation on investments                  (1,648,222)
                                                                                     -----------
Net Realized and Unrealized Gain on Investments                                        1,323,366
                                                                                     -----------
Net Increase in Net Assets Resulting from Operations                                 $ 5,701,926
                                                                                     -----------

See accompanying notes

Statements                                Delaware American Government Bond Fund
  of Changes in Net Assets

                                                                                                  Period                 Year
                                                                                                   Ended                 Ended
                                                                                                  1/31/02               7/31/01
                                                                                                (Unaudited)
                                                                                               -------------          -------------
Increase (Decrease) in Net Assets from Operations:
    Net investment income                                                                      $   4,378,560          $   8,542,865
    Net realized gain (loss) on investments                                                        2,971,588              2,685,872
    Net change in unrealized appreciation/depreciation of investments                             (1,648,222)             5,668,030
                                                                                               -------------          -------------
    Net increase in net assets resulting from operations                                           5,701,926             16,896,767
                                                                                               -------------          -------------
Dividends and Distributions to Shareholders from:
    Net investment income:
       Class A                                                                                    (3,328,359)            (5,413,479)
       Class B                                                                                      (816,002)              (940,842)
       Class C                                                                                      (176,895)              (167,163)
       Institutional Class                                                                        (1,033,838)            (1,970,699)
                                                                                               -------------          -------------
                                                                                                  (5,355,094)            (8,492,183)
                                                                                               -------------          -------------
Capital Share Transactions:
    Proceeds from shares sold:
       Class A                                                                                    20,207,262             20,254,309
       Class B                                                                                    10,720,874             12,216,782
       Class C                                                                                     3,481,071              3,973,326
       Institutional Class                                                                         7,889,787             13,699,626
    Net assets from merger(1)
       Class A                                                                                    25,307,576                     --
       Class B                                                                                     8,730,074                     --
       Class C                                                                                     1,889,669                     --
       Institutional Class                                                                         1,947,146                     --
    Net asset value of shares issued upon reinvestment
     of dividends and distributions:
       Class A                                                                                     2,053,074              3,317,581
       Class B                                                                                       528,503                550,735
       Class C                                                                                       148,625                146,599
       Institutional Class                                                                         1,014,828              1,974,116
                                                                                               -------------          -------------
                                                                                                  83,918,489             56,133,074
                                                                                               -------------          -------------
    Cost of shares repurchased:
       Class A                                                                                   (18,194,463)           (24,452,213)
       Class B                                                                                    (5,508,392)            (6,055,614)
       Class C                                                                                    (1,551,849)            (2,578,445)
       Institutional Class                                                                        (5,615,524)           (16,871,920)
                                                                                               -------------          -------------
                                                                                                 (30,870,228)           (49,958,192)
                                                                                               -------------          -------------
Increase in net assets derived from capital share transactions                                    53,048,261              6,174,882
                                                                                               -------------          -------------
Net Increase in Net Assets                                                                        53,395,093              4,579,466
Net Assets:
    Beginning of period                                                                          157,577,191            142,997,725
                                                                                               -------------          -------------
    End of period                                                                              $ 210,972,284          $ 157,577,191
                                                                                               =============          =============

See accompanying notes

(1)  See footnote 4.

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware American Government Bond Fund Class A
                                                           ------------------------------------------------------------------------
                                                                                          Year Ended
                                                            Six Months    7/31/01     7/31/00     7/31/99      7/31/98     7/31/97
                                                           1/31/2002(1)
                                                            (Unaudited)
                                                           ------------------------------------------------------------------------
Net asset value, beginning of period                         $  7.590     $ 7.170     $ 7.300     $  7.720     $  7.760   $  7.590

Income (loss) from investment operations:
Net investment income                                           0.171       0.433       0.469        0.474        0.528      0.544
Net realized and unrealized gain (loss) on investments          0.056       0.418      (0.128)      (0.420)      (0.040)     0.170
                                                             --------     -------     -------     --------     --------   --------
Total from investment operations                                0.227       0.851       0.341        0.054        0.488      0.714
                                                             --------     -------     -------     --------     --------   --------
Less dividends and distributions from:
Net investment income                                          (0.207)     (0.431)     (0.471)      (0.474)      (0.528)    (0.544)
                                                             --------     -------     -------     --------     --------   --------
Total dividends and distributions                              (0.207)     (0.431)     (0.471)      (0.474)      (0.528)    (0.544)
                                                             --------     -------     -------     --------     --------   --------

Net asset value, end of period                               $  7.610     $ 7.590     $ 7.170     $  7.300     $  7.720   $  7.760
                                                             ========     =======     =======     ========     ========   ========

Total return(2)                                                  3.15%      12.14%       4.88%        0.59%        6.50%      9.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $126,354     $96,539     $92,100     $114,027     $127,001   $138,844
Ratio of expenses to average net assets                          1.05%       1.61%       1.34%        1.25%        1.20%      1.16%
Ratio of expense to average net assets prior to expense
   limitation and expense paid indirectly                        1.49%       1.61%       1.34%        1.25%        1.20%      1.16%
Ratio of net investment income to average net assets             4.84%       5.82%       6.55%        6.16%        6.80%      7.13%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly            4.40%       5.82%       6.55%        6.16%        6.80%      7.13%
Portfolio turnover                                                160%        186%        223%         142%         119%        63%

(1) Ratios have been annualized and total return has not been annualized. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the six months ended January 31, 2002 was a decrease in net investment income per share of $0.034, an increase in net realized and unrealized gain
     (loss) per share of $0.034 and decrease the ratio of net investment income to average net assets from 5.30% to 4.84%. Per share data for the periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the period ended January 31, 2002.

See accompanying notes

Financial
     Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware American Government Bond Fund Class B
                                                        ------------------------------------------------------------------------
                                                                                          Year Ended
                                                        Period Ended    7/31/01     7/31/00     7/31/99      7/31/98     7/31/97
                                                        1/31/2002(1)
                                                        (Unaudited)
                                                        --------------------------------------------------------------------------
Net asset value, beginning of period                       $ 7.590       $ 7.170       $ 7.300     $ 7.720     $ 7.760     $ 7.590

Income (loss) from investment operations:
Net investment income                                        0.143         0.380         0.419       0.421       0.474       0.490
Net realized and unrealized gain (loss) on investments       0.055         0.418        (0.128)     (0.421)     (0.040)      0.170
                                                           -------       -------       -------     -------     -------     -------
Total from investment operations                             0.198         0.798         0.291       0.000       0.434       0.660
                                                           -------       -------       -------     -------     -------     -------
Less dividends and distributions from:
Net investment income                                       (0.178)       (0.378)       (0.421)     (0.420)     (0.474)     (0.490)
                                                           -------       -------       -------     -------     -------     -------
Total dividends and distributions                           (0.178)       (0.378)       (0.421)     (0.420)     (0.474)     (0.490)
                                                           -------       -------       -------     -------     -------     -------

Net asset value, end of period                             $ 7.610       $ 7.590       $ 7.170     $ 7.300     $ 7.720     $ 7.760
                                                           =======       =======       =======     =======     =======     =======

Total return(2)                                               2.77%        11.36%         4.15%      (0.11%)      5.76%       9.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $37,848       $23,556       $15,855     $19,147     $13,642     $10,695
Ratio of expenses to average net assets                       1.75%         2.31%         2.04%       1.95%       1.90%       1.86%
Ratio of expense to average net assets prior to expense
   limitation and expense paid indirectly                     2.19%         2.31%         2.04%       1.95%       1.90%       1.86%
Ratio of net investment income to average net assets          4.14%         5.12%         5.85%       5.46%       6.10%       6.43%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly         3.70%         5.12%         5.85%       5.46%       6.10%       6.43%
Portfolio turnover                                             160%          186%          223%        142%        119%         63%

(1) Ratios have been annualized and total return has not been annualized. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the six months ended January 31, 2002 was a decrease in net investment income per share of $0.034, an increase in net realized and unrealized gain
     (loss) per share of $0.034 and decrease the ratio of net investment income to average net assets from 4.60% to 4.14%. Per share data for the periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the period ended January 31, 2002.

See accompanying notes

Financial
   Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware American Government Bond Fund Class C
                                                        --------------------------------------------------------------------------
                                                                                          Year Ended
                                                        Period Ended    7/31/01     7/31/00     7/31/99      7/31/98     7/31/97
                                                        1/31/2002(1)
                                                        (Unaudited)
                                                        --------------------------------------------------------------------------
Net asset value, beginning of period                       $ 7.590       $ 7.170       $ 7.300     $ 7.720     $ 7.760     $ 7.590

Income (loss) from investment operations:
Net investment income                                        0.145         0.380         0.420       0.422       0.474       0.491
Net realized and unrealized gain (loss) on investments       0.054         0.418        (0.129)     (0.422)     (0.040)      0.170
                                                           -------       -------       -------     -------     -------     -------
Total from investment operations                             0.199         0.798         0.291       0.000       0.434       0.661
                                                           -------       -------       -------     -------     -------     -------
Less dividends and distributions from:
Net investment income                                       (0.179)       (0.378)       (0.421)     (0.420)     (0.474)     (0.491)
                                                           -------       -------       -------     -------     -------     -------
Total dividends and distributions                           (0.179)       (0.378)       (0.421)     (0.420)     (0.474)     (0.491)
                                                           -------       -------       -------     -------     -------     -------

Net asset value, end of period                             $ 7.610       $ 7.590       $ 7.170     $ 7.300     $ 7.720     $ 7.760
                                                           =======       =======       =======     =======     =======     =======

Total return(2)                                               2.77%        11.36%         4.15%      (0.11%)      5.76%       9.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $ 8,105       $ 4,145       $ 2,434     $ 4,077     $ 2,047     $ 1,308
Ratio of expenses to average net assets                       1.75%         2.31%         2.04%       1.95%       1.90%       1.86%
Ratio of expense to average net assets prior to expense
   limitation and expense paid indirectly                     2.19%         2.31%         2.04%       1.95%       1.90%       1.86%
Ratio of net investment income to average net assets          4.14%         5.12%         5.85%       5.46%       6.01%       6.43%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly         3.70%         5.12%         5.85%       5.46%       6.01%       6.43%
Portfolio turnover                                             160%          186%          223%        142%        119%         63%


(1) Ratios have been annualized and total return has not been annualized. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the six months ended January 31, 2002 was a decrease in net investment income per share of $0.034, an increase in net realized and unrealized gain
     (loss) per share of $0.034 and decrease the ratio of net investment income to average net assets from 4.60% to 4.14%. Per share data for the periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the period ended January 31, 2002.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware American Government Bond Fund Institutional Class
                                                        ------------------------------------------------------------------------
                                                                                          Year Ended
                                                        Period Ended   7/31/01     7/31/00     7/31/99      7/31/98     7/31/97
                                                        1/31/2002(1)
                                                        (Unaudited)
                                                        ------------------------------------------------------------------------
Net asset value, beginning of period                        $ 7.590     $ 7.170     $ 7.300     $ 7.720     $ 7.760     $ 7.590

Income (loss) from investment operations:
Net investment income                                         0.250       0.454       0.492       0.495       0.550       0.567
Net realized and unrealized gain (loss) on investments        0.056       0.418      (0.130)     (0.418)     (0.040)      0.170
                                                            -------     -------     -------     -------     -------     -------
Total from investment operations                              0.238       0.872       0.362       0.077       0.510       0.737
                                                            -------     -------     -------     -------     -------     -------
Less dividends and distributions from:
Net investment income                                        (0.218)     (0.452)     (0.492)     (0.497)     (0.550)     (0.567)
                                                            -------     -------     -------     -------     -------     -------
Total dividends and distributions                            (0.218)     (0.452)     (0.492)     (0.497)     (0.550)     (0.567)
                                                            -------     -------     -------     -------     -------     -------

Net asset value, end of period                              $ 7.610     $ 7.590     $ 7.170     $ 7.300     $ 7.720     $ 7.760
                                                            =======     =======     =======     =======     =======     =======

Total return(2)                                                3.30%      12.46%       5.19%       0.89%       6.80%      10.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $38,665     $33,337     $32,609     $30,883     $17,865     $12,053
Ratio of expenses to average net assets                        0.75%       2.31%       2.04%       1.95%       1.90%       0.86%
Ratio of expense to average net assets prior to expense
   limitation and expense paid indirectly                      1.19%       2.31%       2.04%       1.95%       1.90%       0.86%
Ratio of net investment income to average net assets           5.14%       6.12%       6.85%       6.46%       7.10%       7.43%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly          4.70%       6.12%       6.85%       6.46%       7.10%       7.43%
Portfolio turnover                                              160%        186%        223%        142%        119%         63%

(1) Ratios have been annualized and total return has not been annualized. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the six months ended January 31, 2002 was a decrease in net investment income per share of $0.034, an increase in net realized and unrealized gain
     (loss) per share of $0.034 and decrease the ratio of net investment income to average net assets from 5.60% to 5.14%. Per share data for the periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(2) Total investment return is based on the change in net asset value of a share for the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager for the period ended January 31, 2002.

See accompanying notes

Notes                                     Delaware American Government Bond Fund
  to Financial Statements                 January 31, 2002 (Unaudited)

Delaware Group Government Fund (the "Trust") is organized as a Delaware business trust and offers one series, the Delaware American Government Bond Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sales exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

1.   Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the
Fund:

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principles -- As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all discount or premium on debt securities. Prior to January 1, 2001 the Fund did not amortize premium or market discount, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in $2,033,039 increase in cost of securities and a corresponding $2,033,039 reduction in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

In addition, effective January 1, 2001, the Fund adopted the provisions of the guide that require gains (losses) on paydowns of mortgage and asset-backed securities to be recorded as an adjustment to interest income. Prior to January 1, 2001, such gains (losses) were included in realized gain (loss) on investments.

The effect of these changes for the period ended January 31, 2002 was a decrease in net investment income of $936,778, an increase in net unrealized appreciation (depreciation) of $435,208 and an increase in net realized gain of $501,570. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts (and market premiums) are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, semiannually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $4,658 for the period ended January 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended January 31, 2002 were approximately $993. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

Notes                                     Delaware American Government Bond Fund
  to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Effective July 1, 2001, DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.75% of average daily net assests of the Fund through August 31, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

For the period ended January 31, 2002, DDLP earned $154,308 for commissions on sales of the Fund's Class A shares.

At January 31, 2002 the Fund had liabilities payable to affiliates as follows:


Investment management fees payable to DMC                               $ 10,799

Dividend disbursing, transfer agent fees, accounting
    and other expenses payable to DSC                                   $102,174

Other expenses payable to DMC and affiliates                            $ 75,192


Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3.   Investments

For the period ended January 31, 2002, the Fund made purchases of $192,101,841 and sales of $182,216,425 of investment securities other than U.S. government securities and short-term investments.

At January 31, 2002, the cost of investments for federal income tax purposes was $211,650,223. At January 31, 2002 the net unrealized appreciation was $2,324,863 of which $3,118,280 related to unrealized appreciation of investments and $793,417 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of July 31, 2001 of $44,466,257 which may be carried forward and applied against future capital gains. Such capital loss carry forwards expire as follows:
$17,400,711 - 2002; $9,205,797 - 2003; $4,166,601 -2004; $2,371,574 - 2005;
$3,194,907 - 2007; $6,907,425 - 2008 and $1,219,236 - 2009.

4.   Fund Merger

Effective August 27, 2001, the Delaware American Government Bond Fund acquired all of the assets and assumed all of the liabilities of the Delaware U.S. Government Securities Fund, pursuant to the Agreement and Plan of Reorganization dated August 24, 2001 and approved by Delaware U.S. Government Securities Fund shareholders on July 26, 2001. The shareholders of the Delaware U.S. Government Securities Fund received shares of the Delaware American Government Bond Fund equal to the aggregate net asset value of their shares prior to the Reorganization based on the net asset value per share of the Delaware American Government Bond Fund.

The Reorganizations was treated as a non-taxable event and accordingly the Delaware American Bond Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets and net unrealized appreciation of the Delaware U.S. Government Securities Fund as of August 27, 2001 was:

                           Net           Accumulated
                        Unrealized       Net Realized           Shares
 Net Assets            Appreciation         Losses             Acquired
 ----------            ------------      ------------          --------
$37,874,465              $888,161         ($4,435,216)        3,546,486

The net assets of the Delaware American Government Bond Fund prior to the Reorganization were $161,138,560.

Notes                                     Delaware American Government Bond Fund
   to Financial Statements (continued)

5.   Capital Shares

Transactions in capital shares were as follows:
                                                       Six           Year Ended
                                                   Months Ended        7/31/01
                                                     1/31/02
                                                   (Unaudited)
                                                  -----------       -----------
Shares sold:
       Class A                                      2,660,195         2,705,370
       Class B                                      1,370,615         1,628,996
       Class C                                        453,081           530,597
       Institutional Class                          1,028,907         1,828,100

Net assets from merger(1)
       Class A                                      3,327,507                --
       Class B                                      1,147,852                --
       Class C                                        248,459                --
       Institutional Class                            256,016                --

Shares issued upon reinvestment of
 dividends and distributions:
       Class A                                        284,110           446,017
       Class B                                         69,014            73,933
       Class C                                         19,420            19,667
       Institutional Class                            132,589           265,513
                                                  -----------       -----------
                                                   10,997,765         7,498,193
                                                  -----------       -----------
Shares repurchased:
       Class A                                     (2,394,231)       (3,285,590)
       Class B                                       (719,862)         (812,322)
       Class C                                       (202,470)         (343,980)
       Institutional Class                           (730,993)       (2,252,149)
                                                  -----------       -----------
                                                   (4,047,556)       (6,694,041)
                                                  -----------       -----------
Net increase (decrease)                             6,950,209          (804,152)
                                                  ===========       ===========

(1) See Note 4.

6.   Futures Contracts

The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker, (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at January 31, 2002 were as follows:


                                                                   Unrealized
    Contracts to                 Notional            Expiration       Gain
     Buy/(Sell)              Cost/(Proceeds)            Date         (Loss)
     ----------              ---------------            ----         ------
 (77)   U.S. 5 Year
        Treasury Note         $ (8,174,480)            3/2002       $   6,464
(178)   U.S. 10 Year
        Treasury Note          (18,785,829)            3/2002         (59,921)
  40    U.S. 10 Year
        Agency                   4,105,650             3/2002         (54,400)
  20    10 Year
        Interest Rate Swap       2,047,075             3/2002         (20,200)
  82    U.S. 20 Year
        Treasury Note            8,401,072             3/2002          39,885
                                                                    ---------
                                                                    $ (88,172)
                                                                    =========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

Notes                                     Delaware American Government Bond Fund
   to Financial Statements (continued)

7.   Swap Agreements

During the period ended January 31, 2002, the Fund entered into total return swap agreements in accordance with its investment objective. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitment to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Fund's Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At January 31, 2002 the Fund had the following total return swap agreements outstanding:

  Notional   Expiration                 Description                   Unrealized
   Amount       Date                                                      Gain
-----------  ----------   ------------------------------------------- ----------
$ 6,585,000   2/28/2002   Agreement with Goldman Sachs Capital          $123,802
                          Markets, L.P., to receive (pay) the notional amount multiplied by the return on the 1 month USD/LEHM-CMBAAA Index and to pay the notional amount multiplied by 1 month LIBOR adjusted by a spread of minus 0.50%

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements, include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

8.   Credit and Market Risk

The Fund may not invest more than 20% of net assets in high quality non-government securities. Non-government securities include corporate bonds, certificates of deposit, corporate commercial paper, asset-backed securities and mortgage-backed securities that are not directly guaranteed by the U.S government in any way. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investments in these securities even if the securities are rated in the highest rating categories.

9.   Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $203,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of January 31, 2002, or at any time during the period.

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                                       20

Delaware Investments
   Family of Funds


--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------


Growth-Equity Group

Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund


Value-Equity Group

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund


International Group

(DIAL-Delaware International Advisers Ltd.)

Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)


Blend Mutual Funds

Delaware Balanced Fund
Delaware Core Equity Fund
    (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund
Foundation Funds
     Delaware Balanced Portfolio
     Delaware Growth Portfolio
     Delaware Income Portfolio

Fixed Income Group

Corporate and Government

Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market

Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)

Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)

Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware American Government Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware American Government Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

John A. Fry
Executive Vice President
University of Pennsylvania
Philadelphia, PA

Anthony D. Knerr
Consultant
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

Affiliated Officers

William E. Dodge
Executive Vice President and
Chief Investment Officer, Equity
Delaware Investments Family of Funds
Philadelphia, PA

Jude T. Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Contact Information

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094


For Shareholders
800 523-1918

For Securities Dealers and Financial
Institutions Representatives Only
800 362-7500

Website
www.delawareinvestments.com